SUPPLEMENT TO THE MAN-GLENWOOD LEXINGTON, LLC JANUARY 24, 2003 PROSPECTUS

On October 2, 2003, Glenwood Capital Investments, L.L.C., the Fund's investment adviser (the "Adviser"), announced that Frank C. Meyer, Chairman of the Adviser, will retire, and that David J. Gordon, currently Vice President of the Adviser, will leave shortly after calendar year-end. Mr. Meyer will continue as a Manager and as President of the Fund until that time. Dr. John B. Rowsell has been appointed President of the Adviser.

The following information replaces entirely the description of the personnel who have primary responsibility for management of the Portfolio Company on pages 31 and 32:

      JOHN B. ROWSELL. Dr. Rowsell, President of the Adviser, joined the Adviser in 2001 as a member of the investment committee. Before joining the Adviser, Dr. Rowsell managed an internal hedge fund at McKinsey & Company from mid-1998. Prior to that, he was a managing director in alternative asset management at Carr Global Advisors, a subsidiary of Credit Agricole Indozuez. Dr. Rowsell had also been the Director of Research for Credit Agricole Futures. Dr. Rowsell was an advisor to Goldman Sachs between 1995 and 2001 as a member of the Index Policy Committee, Goldman Sachs Commodity Index. He was also a Director at the Chicago Mercantile Exchange and an adjunct professor at the Illinois Institute of Technology, Stuart School of Business. Dr. Rowsell received a B.Sc. from the University of Guelph in Canada in 1982 and his M.S. and Ph.D. from Virginia Polytechnic Institute in 1987 and 1991, respectively.

      STEVE F. FREED. Mr. Freed joined the Adviser in 2001 as a member of the investment committee. Prior to joining the Adviser, Mr. Freed was a Director and Principal at William M. Mercer Investment Consulting, Inc. Mr. Freed's responsibilities at Mercer included chairing the firm's Research and Policy Committee, conducting due diligence on both hedge fund and traditional investment managers as part of the firm's national Manager Research Group, and developing asset allocation strategies through the use of asset and liability modeling. Prior to his employment at Mercer, Mr. Freed was a pension actuary at Towers Perrin from mid-1990 to early 1996. Mr. Freed received his B.S. in Actuarial Science from the University of Illinois at Urbana-Champaign in 1990 (Summa Cum Laude) and his M.B.A. with specialization in finance from the University of Chicago Graduate School of Business in 1997. Mr. Freed is a Chartered Financial Analyst (CFA) and an Associate of the Society of Actuaries (ASA).

      MUSTAFA A. JAMA. Mr. Jama joined the Adviser in 2002 as a member of the investment committee. Prior to joining the Adviser, from mid-2001, Mr. Jama was a Director and Portfolio Manager at Deutsche Bank Absolute Return Strategies Group in New York. From early 2000 to mid-2001, Mr. Jama managed Deutsche Bank proprietary capital. From early 1997 to early 2000, Mr. Jama managed client capital at Bankers Trust / Deutsche Bank, utilizing options strategies in equities, fixed income, commodities and currencies. From mid-1995 to early 1997, Mr. Jama was a trader on Bankers Trust's Interest Rate Derivatives desk in New York. Prior to attending business school, Mr. Jama was a Design Engineer with Los Angeles Water and Power from mid-1987 to mid-1993, and was licensed to practice Civil and Structural Engineering in California. Mr. Jama received a BS in Civil Engineering from Southern University in Baton Rouge in 1987, an MS in Civil Engineering from the University of Southern California in 1991, and an MBA from the Harvard Business School in 1995.

      MICHAEL J. JAWOR. Mr. Jawor joined the Adviser in 2001 as a member of the investment committee. From mid-1994 until joining the Adviser, he was a co-portfolio manager of Sirius Partners, L.P., a fund of hedge funds where he was responsible for all aspects of hedge fund manager evaluation. Mr. Jawor's prior background also includes eight years as a manager in the

      First National Bank of Chicago's global derivatives business. In this role he was responsible for both product development and market making of over-the-counter portfolios in interest rate (3 years), commodity (3 years) and equity (2 years) derivatives. Mr. Jawor received a BBA, Cum Laude, from Loyola University of Chicago in 1981, an MBA from the University of Chicago in 1986 and is a Chartered Financial Analyst (CFA).

      DAVID KIM. Mr. Kim joined the Adviser in 2002 as a member of the investment committee. Prior to joining the Adviser, Mr. Kim was head of hedge fund manager due diligence at SNS Partners Inc., a New York-based joint venture between Banco Santander and Notz, Stucki & Cie. During his four-year tenure, he specialized in equity long/short and arbitrage/relative value strategies. Mr. Kim was also an analyst in fixed income sales, trading and research at Lehman Brothers Inc. from 1993 to 1996. Mr. Kim received a BA from Bates College in 1993, an MBA from Northwestern University's Kellogg School of Management in 1998, and also completed the General Course at the London School of Economics in 1992.

      BOB TUCKER. Mr. Tucker joined the Adviser in 2002 as Chief Operating Officer and focuses on the maintenance of a robust control and procedural environment, the efficiency of the business process and the management of resources. Mr. Tucker joined Man Investment Products in 1999, where he established the Fund Operations department, responsible for capital management on new fund launches, as well as the treasury and risk management of multi-manager funds. After an intervening year with a family-related venture, which included listing a company on the London Stock Exchange, Mr. Tucker rejoined the Man Group in 2002. Previously, Mr. Tucker was CFO of the global Futures Division of Barclays Capital. Mr. Tucker is a Chartered Accountant and trained with KPMG after completing his Bachelor of Economics degree at the University of Sydney.


October 14, 2003